UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (410) 345-2000

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual REPORT
May 31, 2023
Institutional High Yield Fund
T. ROWE PRICE
For more insights from T. Rowe Price investment professionals, go to troweprice.com .
Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information

T. ROWE PRICE Institutional High Yield Fund
HIGHLIGHTS
The Institutional High Yield Fund underperformed the benchmark J.P. Morgan Global High Yield Index and outperformed the Lipper peer group average for the 12 months ended May 31, 2023.
The portfolio’s allocation to bank loans and credit selection in the automotive segment were meaningful drivers of relative performance.
We participated in the new issuance of several secured BB rated bonds that our analysts deemed attractive and opportunistically purchased discounted paper in the secondary market that had traded lower when rate-sensitive issues sold off.
The high yield asset class continues to provide extremely attractive yields, and we believe investors will be fairly compensated for accepting marginally higher default risk due to the challenging macro environment and tighter financial conditions.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Institutional High Yield Fund
Market Commentary

Dear Investor
Major global stock and bond indexes produced mixed returns
during your fund’s fiscal year, the 12-month period ended
May 31, 2023. Rising interest rates weighed on returns in the first half of the period, but many sectors rebounded over the past six months as growth remained positive in the major
economies and corporate earnings results came in stronger
than expected.
For the 12-month period, growth stocks outperformed value
shares, and developed market shares generally outpaced their emerging market counterparts. In the U.S., the Russell 1000
Growth Index and Nasdaq Composite Index performed the
best. Most currencies weakened versus the U.S. dollar over
the period, which weighed on returns for U.S. investors in
international securities.
Within the S&P 500 Index, the information technology
sector had, by far, the strongest returns. Big tech companies rebounded strongly at the start of 2023, helped in part
by growing investor enthusiasm for artificial intelligence
applications. Meanwhile, falling prices for various commodities weighed on returns for the materials and energy sectors, and turmoil in the banking sector, which included the failure of three large regional banks, hurt the financials segment. Real estate stocks also came under pressure amid concerns about
the ability of some commercial property owners to refinance
their debt.
Cheaper oil contributed to slowing inflation during the
period, although core inflation readings—which exclude
volatile food and energy prices—remained stubbornly high.
April’s consumer price index data (the latest available in our reporting period) showed a headline inflation rate of 4.9% on a 12-month basis, down from more than 8% at the start of the period but still well above the Fed’s long-term 2% inflation target.
In response to persistent inflation, the Fed raised its short-
term lending benchmark rate from around 1.00% at the start of the period to a range of 5.00% to 5.25% by the end of May, the highest level since 2007. However, Fed officials have recently suggested that they might soon be ready to pause additional
rate hikes as they wait to see how the economy is progressing.
Bond yields increased considerably across the U.S. Treasury
yield curve as the Fed tightened monetary policy, with the
yield on the benchmark 10-year note climbing from 2.85% at
the start of the period to 3.64% at the end of May.
Significant inversions in the yield curve, which are often
considered a warning sign of a coming recession, occurred
during the period as shorter-maturity Treasuries experienced the largest yield increases. At the end of May, the yield on the three-month Treasury bill was 188 basis points (1.88
percentage point) higher than the yield on the 10-year
Treasury note. Increasing yields led to weak results across most of the fixed income market, although high yield bonds, which are less sensitive to rising rates, held up relatively well.
Global economies and markets showed surprising resilience in recent months, but, moving into the second half of 2023, we
believe investors could face potential challenges. The economic impact of the Fed’s rate hikes has yet to be fully felt in the economy, and while the regional banking turmoil appears to
have been contained by the swift actions of regulators, it could continue to have an impact on credit conditions. Moreover,
the market consensus still seems to forecast a global recession starting later this year or in early 2024, although it could be a mild downturn.
We believe this environment makes skilled active management
a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Institutional High Yield Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks high current income and, secondarily, capital appreciation.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Institutional High Yield Fund returned 0.05% in the
12 months ended May 31, 2023, underperforming its
benchmark, the J.P. Morgan Global High Yield Index, and
outperforming the Lipper peer group average. ( Past
performance cannot guarantee future results . )
What factors influenced the fund’s performance?
The portfolio’s off-benchmark allocation to bank loans (also known as leveraged loans) was a top contributor to relative
performance over the past year as the Federal Reserve (Fed)
aggressively raised rates due to elevated inflation and the
strong labor market. Against this backdrop, the floating rate feature of loans, which resets coupons higher as rates increase, is an important consideration as it buffers the asset class
against the impact of a rising rate environment, making it less vulnerable to price declines than other fixed income segments.
Credit selection in the automotive segment was beneficial, as was our overweight to the industry. Our investment in
American electric vehicle manufacturer Rivian was a notable
contributor during the period. The company is developing
vehicles primarily targeting the light truck, SUV, and
commercial vehicle end market segments. Our investment in
the issuer includes a privately negotiated floating rate second-
lien note on which the rate resets every six months, meaning that the coupon should remain extremely attractive. (Please
refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Selection in the entertainment and leisure segment added
value, partly due to Royal Caribbean and Cinemark. Global
vacation company and cruise line operator Royal Caribbean
performed well as its strategy of engaging with customers
ahead of vacations to book package add-ons has resulted in
structural gains. Additionally, forward booking trends and
management guidance continued to improve, which supported
credit fundamentals.
Cinemark, a U.S.-based cinema operator that has an improving balance sheet and attracts audiences with premium
experiences, produced solid results over the period. Theater operations are expected to continue recovering through 2023
given the pent-up film slate and longer theatrical exclusivity windows that have been negotiated.
Security selection and the portfolio’s overweight among cable operators dragged. The credit selection impact was partly due to wireless telecommunications services and cable provider
Altice France. The issuer’s underperformance was largely the result of its split CCC rated capital structure and headwinds in the European high yield market rather than credit-specific
issues. Lower-quality issuers generally fall from favor when the
European markets sell off and experience outflows. Therefore, even though Altice France has reported relatively stable results, a significant lack of support in the secondary market has
hindered its performance. We have maintained our conviction
in the name, however, as various asset sales are expected to be positive near-term catalysts, and operational performance
should improve in the year’s second half.
The portfolio’s overweight allocation in the broadcasting
segment held back relative gains. In terms of security selection, leading audio company iHeartMedia (IHRT) was a meaningful
detractor, partly due to cyclical pressures in the radio industry.
When there is a pullback in the broader economy, advertising spend is typically one of the first expenses that companies
reduce or eliminate. Therefore, IHRT’s results are highly
sensitive to the macroeconomic environment. Terrestrial radio also faces a difficult secular outlook amid significant
competition in digital audio from large, well-capitalized
companies including Apple, Amazon, and SiriusXM. However,
we believe IHRT’s scale and breadth of digital assets should continue to support significant free cash flow generation.
PERFORMANCE COMPARISON
Total Return
Periods Ended 5/31/23 6 Months 12 Months
Institutional High Yield Fund 3.14% 0.05%
J.P. Morgan Global High
Yield Index 3.51 0.83
Lipper Global High
Yield Funds Average 2.70 -0.50

T. ROWE PRICE Institutional High Yield Fund

How is the fund positioned?
Over the past year, we reduced the portfolio’s exposure to bank loans while partly closing its underweight to higher-quality bonds. We participated in the new issuance of several secured
BB rated bonds that our analysts deemed attractive and
opportunistically purchased discounted paper in the secondary market that had traded lower when rate-sensitive issues sold off. We also took advantage of the market’s rally in recent
months to reduce risk in the portfolio by selling a few CCC
rated names. These positioning shifts have brought the
portfolio closer to equal weight in the various rating
components relative to the benchmark than it was a year ago.
At the industry level, our efforts to close the portfolio’s
underweight to the BB rating tier is most evident in the
information technology segment. Over the past year, we
participated in some new deals and found value in many of the discounted BB rated bonds from information technology
companies we had avoided at new issuance.
We moderately increased the portfolio’s significant overweight to the automotive industry. Original equipment manufacturers
(OEMs) finished 2022 with 30% of auto sales pricing above the manufacturer’s suggested retail price (MSRP) compared with a historical average of 6%–8% below MSRP. Additionally, the
sector has endured a supply-constrained recession over the
past two to three years as supply chain challenges caused auto sales volumes to decline to levels consistent with those in
economic drawdowns. As supply chain pressures ease, there
should be some pent-up demand within the industry. We
believe that auto suppliers, in particular, as well as OEMs can outperform a large portion of the high yield market on a
fundamental basis in a recessionary environment as OEMs
build back inventories, which benefits suppliers, and can pull incentive and volume levers to keep earnings stable.
The portfolio’s weights in the health care and cable operators segments decreased during the period. The portfolio’s lower
allocation to health care is the result of our decision to
eliminate our holdings in pharmaceutical and medical device
company Bausch Health. Our reduced weighting among cable
operators is largely due to the lower dollar prices of our
holdings amid the underperformance of the industry overall
rather than sales within the portfolio.
What is portfolio management’s outlook?
Financial conditions and lending standards have been
tightening for over a year as the Fed and most developed
market central banks aggressively raised short-term interest rates to combat inflation. These tighter financial conditions have resulted in historically light new issuance, which,
combined with manageable flows, has created positive
technical conditions in the high yield market. Despite modest inflows, the need to reinvest coupon payments has fostered
strong demand for new deals in the primary space, while the
absence of significant outflows has supported prices in the
secondary market.
As a result of the challenging macro environment and tighter financial conditions, we anticipate the default rate could
continue to normalize over the near to medium term toward
the market’s long-term average (3%–4%), although it should
remain well below levels seen during previous recessionary
periods. Furthermore, the asset class continues to provide
extremely attractive yields, and we believe investors will be fairly compensated for accepting marginally higher default
risk.
CREDIT QUALITY DIVERSIFICATION
... Percent of Net Assets
11/30/22 5/31/23
BBB/BB Rated and Above 4.4% 5.0%
BB Rated 27.8  26.2
BB/B Rated 17.5  19.3
B Rated 30.4  31.3
B/CCC Rated 5.0  3.7
CCC Rated and Below 9.7  9.9
Not Rated 2.1  2.3
Equities 2.0  2.2
Default 0.0 0.0
Short-Term Holdings 1.1  0.1
Sources: Credit ratings for the securities held in the fund are provided by Moody’s and Standard & Poor’s and are converted to the Standard & Poor’s nomenclature. A rating of AAA represents the highest-rated securities, and a rating of D represents the lowest-
rated securities. Split ratings (e.g., BB/B and B/CCC) are assigned when Moody’s and S&P differ. If a rating is not available, the security is classified as Not Rated. The rating of the underlying investment vehicle is used to determine the creditworthiness of credit default swaps and sovereign securities. The fund is not rated by any agency.
Short-term holdings are not rated.
Historical weightings reflect current ratings.

T. ROWE PRICE Institutional High Yield Fund

High yield bonds have never produced two consecutive years
of negative performance. Years in which the asset class sells off, as it did in 2022, have historically been followed by multiyear periods of positive returns. Given the current high-quality
nature of the asset class—roughly 60% is composed of BB
rated bonds—we firmly believe this trend will continue.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not
intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Institutional High Yield Fund

RISKS OF BOND INVESTING
Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become
difficult to value and highly illiquid; they are subject to credit risk, such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.
Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers.
Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments
overseas or due to changes in the exchange rates between
foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the
U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to
governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.
BENCHMARK INFORMATION
Note: Copyright © 2023 Fitch Ratings, Inc., Fitch Ratings Ltd.
and its subsidiaries.
Note: Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2023, J.P. Morgan Chase & Co. All rights reserved.
Note: Portions of the mutual fund information contained in
this report was supplied by Lipper, a Refinitiv Company,
subject to the following: Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of
Lipper content is expressly prohibited without the prior
written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: © 2023, Moody’s Corporation, Moody’s Investors
Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved.
Moody’s ratings and other information (“Moody’s
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and are protected by copyright and other intellectual property
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WITHOUT MOODY’S PRIOR WRITTEN CONSENT.
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Note: Copyright © 2023, S&P Global Market Intelligence (and
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Providers be liable for any damages, costs, expenses, legal fees,
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Content is not a recommendation to buy, sell or hold such
investment or security, does not address the appropriateness of an investment or security and should not be relied on as
investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE Institutional High Yield Fund

TWENTY-FIVE LARGEST ISSUERS
Percent of
Net Assets
5/31/23
Ford Motor 2.3%
Charter Communications 2.2
Asurion 2.1
Occidental Petroleum 1.7
Venture Global 1.6
Tenet Healthcare 1.5
Vistra 1.5
American Airlines 1.5
TransDigm Group 1.5
Rivian Automotive 1.5
UKG 1.4
Teva Pharmaceutical 1.3
DISH Network 1.2
Navient 1.2
Royal Caribbean Cruises 1.1
Community Health Systems 1.1
Caesars Entertainment 1.0
Goodyear Tire & Rubber 0.9
Carnival 0.9
Tallgrass Energy Partners 0.9
Wynn Resorts 0.9
Scientific Games 0.8
Sirius XM Radio 0.8
Nustar Energy 0.8
TK Elevator 0.8
Total 32.5%
Note: The information shown does not reflect any exchange-traded funds
(ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

T. ROWE PRICE Institutional High Yield Fund

GROWTH OF $1 MILLION
This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception
(for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
INSTITUTIONAL HIGH YIELD FUND
AVERAGE ANNUAL COMPOUND TOTAL RETURN
EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1)
transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading
“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses
(not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
INSTITUTIONAL HIGH YIELD FUND
Periods Ended 5/31/23 1 Year 5 Years 10 Years
Institutional High Yield Fund 0.05% 2.77% 3.66%
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.
Institutional High Yield Fund 0.50%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.
Beginning
Account
Value
12/1/22
Ending
Account
Value
5/31/23
Expenses
Paid During
Period*
12/1/22 to
5/31/23
Institutional Class
Actual $1,000.00 $1,031.40 $2.53
Hypothetical
(assumes 5% return
before expenses)  1,000.00   1,022.44   2.52
* Expenses are equal to the fund’s annualized expense ratio for the
6-month period (0.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE Institutional High Yield Fund

QUARTER-END RETURNS
Periods Ended 3/31/23 1 Year 5 Years 10 Years
Institutional High Yield Fund -3.72% 2.79% 3.85%
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited.
Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-
end performance, please contact a T. Rowe Price representative at
1-800-638-8790.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period.
It shows how the fund would have performed each year if its actual
(or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions.
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Institutional High Yield Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Institutional Class
.. Year ..
.. Ended .
5/31/23 5/31/22 5/31/21 5/31/20 5/31/19
NET ASSET VALUE
Beginning of period $ 7.94 $ 8.83 $ 8.23 $ 8.62 $ 8.68
Investment activities
Net investment income
(1)(2)
0.48 0.45 0.45 0.49 0.53
Net realized and unrealized gain/loss (0.49) (0.88) 0.61 (0.39) (0.05)
Total from investment activities (0.01) (0.43) 1.06 0.10 0.48
Distributions
Net investment income (0.50) (0.46) (0.46) (0.49) (0.54)
Net realized gain (0.01) – – – –
Total distributions (0.51) (0.46) (0.46) (0.49) (0.54)
NET ASSET VALUE
End of period $ 7.42 $ 7.94 $ 8.83 $ 8.23 $ 8.62
Ratios/Supplemental Data
Total return
(2)(3)
0.05% (5.14)% 13.11% 1.05% 5.69%
Ratios to average net assets:
(2)
Gross expenses before waivers/payments by Price
Associates 0.50% 0.50% 0.50% 0.50% 0.50%
Net expenses after waivers/payments by Price
Associates 0.50% 0.50% 0.50% 0.50% 0.50%
Net investment income 6.46% 5.27% 5.21% 5.72% 6.14%
Portfolio turnover rate 30.4% 45.6% 49.2% 43.0% 61.9%
Net assets, end of period (in millions) $ 1,612 $ 1,724 $ 1,962 $ 1,517 $ 1,481
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Institutional High Yield Fund
May 31, 2023

Portfolio of
Investments
‡
Par/Shares $ Value
(Amounts in 000s)
‡
BANK LOANS 5.0% (1)
Airlines 0.2%
Mileage Plus Holdings, FRN, 3M USD
LIBOR + 5.25%, 10.213%, 6/21/27  3,213 3,323
3,323
Automotive 0.2%
Wand NewCo 3, FRN, 1M USD LIBOR
+ 2.75%, 7.904%, 2/5/26  3,370 3,293
3,293
Broadcasting 0.1%
Diamond Sports Group, FRN, 1M
TSFR + 8.00%, 13.067%, 5/25/26  1,305 981
Nielsen Holdings, FRN, 3M TSFR +
9.75%, 14.745%, 10/11/29  (2)(3) 1,550 1,519
2,500
Energy 0.1%
Prairie ECI Acquiror, FRN, 1M USD
LIBOR + 4.75%, 9.904%, 3/11/26  1,934 1,892
1,892
Information Technology 0.4%
Boxer Parent, FRN, 1M USD LIBOR +
5.50%, 10.654%, 2/27/26  2,630 2,533
RealPage, FRN, 1M USD LIBOR +
6.50%, 11.654%, 4/23/29  3,885 3,629
6,162
Services 1.9%
Ascend Learning, FRN, 1M USD
LIBOR + 5.75%, 11.003%, 12/10/29  7,830 6,682
CoreLogic, FRN, 1M USD LIBOR +
6.50%, 11.688%, 6/4/29  1,965 1,512
UKG, FRN, 3M TSFR + 5.25%,
10.271%, 5/3/27  14,845 13,939
UKG, FRN, 3M USD LIBOR + 3.25%,
8.271%, 5/4/26  8,334 7,994
30,127
Wireless Communications 2.1%
Asurion, FRN, 1M USD LIBOR +
5.25%, 10.404%, 1/31/28  16,599 13,622
Asurion, FRN, 1M USD LIBOR +
5.25%, 10.404%, 1/20/29  25,055 20,425
34,047
Total Bank Loans (Cost $91,742) 81,344
COMMON STOCKS 0.7%
Gaming 0.0%
New Cotai Participation, Class B  (2)
(3)(4) — —
—
Health Care 0.2%
Avantor (3) 194 3,861
3,861
Information Technology 0.1%
TE Connectivity  13 1,580
1,580
Par/Shares $ Value
(Amounts in 000s)
‡
Manufacturing 0.2%
Danaher  12 2,799
2,799
Metals & Mining 0.2%
Constellium (3) 200 2,976
2,976
Total Common Stocks (Cost
$10,105) 11,216
CONVERTIBLE BONDS 0.2%
Automotive 0.1%
Rivian Automotive, 4.625%, 3/15/29  (4) 1,600 1,611
1,611
Cable Operators 0.1%
DISH Network, 3.375%, 8/15/26  1,775 800
800
Total Convertible Bonds (Cost
$3,175) 2,411
CONVERTIBLE PREFERRED STOCKS 0.8%
Energy 0.5%
NuStar Energy, VR, 10.75%  (4)(5) 229 7,368
7,368
Forest Products 0.0%
Smur fit-Stone Container, Series A, EC,
7.00%, 2/15/27  (2)(3) 8 —
—
Health Care 0.2%
Becton Dickinson & Company,
Series B, 6.00%, 6/1/23  68 3,295
3,295
Insurance 0.1%
Alliant Services, Series A, Acquisition
Date: 11/6/20, Cost $2,265  (2)(3)(6) 2 2,062
2,062
Total Convertible Preferred Stocks
(Cost $11,674) 12,725
CORPORATE BONDS 90.9%
Aerospace & Defense 1.6%
Spirit AeroSystems, 9.375%,
11/30/29  (4) 1,610 1,715
TransDigm, 5.50%, 11/15/27  2,385 2,242
TransDigm, 6.25%, 3/15/26  (4) 12,800 12,688
TransDigm, 6.375%, 6/15/26  3,395 3,357
TransDigm, 6.75%, 8/15/28  (4) 4,455 4,455
TransDigm, 7.50%, 3/15/27  1,219 1,217
25,674
Airlines 2.2%
American Airlines, 5.50%, 4/20/26  (4) 3,405 3,341
American Airlines, 5.75%, 4/20/29  (4) 6,600 6,303
American Airlines, 11.75%, 7/15/25  (4) 12,935 14,164

T. ROWE PRICE Institutional High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Delta Air Lines, 7.375%, 1/15/26  4,890 5,141
Mileage Plus Holdings, 6.50%,
6/20/27  (4) 1,352 1,350
United Airlines, 4.625%, 4/15/29  (4) 4,815 4,351
VistaJet Malta Finance, 6.375%,
2/1/30  (4) 860 683
35,333
Automotive 7.1%
Adient Global Holdings, 8.25%,
4/15/31  (4) 4,805 4,793
Benteler International, 10.50%,
5/15/28  (4) 1,665 1,690
Clarios Global, 6.75%, 5/15/28  (4) 2,330 2,330
Clarios Global, 8.50%, 5/15/27  (4) 8,075 8,095
Dana, 4.25%, 9/1/30  1,100 883
Dana, 5.625%, 6/15/28  7,945 7,270
Dana Financing Luxembourg, 8.50%,
7/15/31 (EUR)  (4) 3,379 3,597
Dornoch Debt Merger Sub, 6.625%,
10/15/29  (4) 2,220 1,665
Ford Motor, 6.10%, 8/19/32  18,800 17,543
Ford Motor, 9.625%, 4/22/30  3,260 3,716
Ford Motor Credit, 4.95%, 5/28/27  4,180 3,904
Ford Motor Credit, 6.95%, 3/6/26  2,275 2,273
Ford Motor Credit, 7.35%, 11/4/27  5,150 5,209
Ford Motor Credit, 7.35%, 3/6/30  3,690 3,704
Goodyear Tire & Rubber, 5.00%,
7/15/29  2,555 2,293
Goodyear Tire & Rubber, 5.25%,
4/30/31  4,050 3,544
Goodyear Tire & Rubber, 5.25%,
7/15/31  6,290 5,449
Goodyear Tire & Rubber, 5.625%,
4/30/33  4,325 3,741
Jaguar Land Rover Automotive,
5.875%, 1/15/28  (4) 2,025 1,822
LCM Investments Holdings II, 4.875%,
5/1/29  (4) 3,490 2,897
Metis Merger Sub, 6.50%, 5/15/29  (4) 4,390 3,671
Rivian Holdings, FRN, 6M USD LIBOR
+ 5.625%, 10.931%, 10/15/26  (4) 22,315 21,869
ZF North America Capital, 6.875%,
4/14/28  (4) 1,020 1,020
ZF North America Capital, 7.125%,
4/14/30  (4) 1,345 1,352
114,330
Broadcasting 4.7%
Clear Channel Outdoor Holdings,
7.50%, 6/1/29  (4) 3,540 2,513
Clear Channel Outdoor Holdings,
7.75%, 4/15/28  (4)(7) 7,475 5,550
CMG Media, 8.875%, 12/15/27  (4) 7,755 4,983
Gray Escrow II, 5.375%, 11/15/31  (4) 5,275 3,376
iHeartCommunications, 5.25%,
8/15/27  (4) 2,610 1,827
iHeartCommunications, 8.375%,
5/1/27  16,770 9,433
Lamar Media, 4.00%, 2/15/30  473 414
Lamar Media, 4.875%, 1/15/29  4,327 4,002
Par/Shares $ Value
(Amounts in 000s)
‡
Neptune Bidco U.S., 9.29%,
4/15/29  (4) 4,980 4,557
Outfront Media Capital, 4.25%,
1/15/29  (4) 990 804
Scripps Escrow, 5.875%, 7/15/27  (4) 5,610 4,320
Sirius XM Radio, 4.00%, 7/15/28  (4) 7,600 6,346
Sirius XM Radio, 4.125%, 7/1/30  (4) 4,905 3,826
Sirius XM Radio, 5.00%, 8/1/27  (4) 3,515 3,181
Stagwell Global, 5.625%, 8/15/29  (4) 10,315 8,819
Townsquare Media, 6.875%, 2/1/26  (4) 4,320 3,996
Univision Communications, 4.50%,
5/1/29  (4) 1,007 843
Univision Communications, 6.625%,
6/1/27  (4) 3,900 3,686
Univision Communications, 7.375%,
6/30/30  (4) 3,590 3,339
75,815
Building & Real Estate 1.1%
Brookfield Residential Properties,
6.25%, 9/15/27  (4) 1,895 1,691
Castle U.K. Finco, 7.00%, 5/15/29
(GBP)  (4) 1,135 1,124
Cushman & Wakefield U.S. Borrower,
6.75%, 5/15/28  (4) 6,680 5,954
Howard Hughes, 4.125%, 2/1/29  (4) 4,450 3,605
Howard Hughes, 4.375%, 2/1/31  (4) 2,385 1,890
Howard Hughes, 5.375%, 8/1/28  (4) 3,670 3,257
17,521
Building Products 1.6%
Advanced Drainage Systems, 6.375%,
6/15/30  (4) 4,680 4,604
New Enterprise Stone & Lime, 5.25%,
7/15/28  (4) 3,890 3,443
PGT Innovations, 4.375%, 10/1/29  (4) 2,635 2,404
Specialty Building Products Holdings,
6.375%, 9/30/26  (4) 3,730 3,376
SRS Distribution, 6.00%, 12/1/29  (4) 3,195 2,620
Summit Materials, 5.25%, 1/15/29  (4) 6,425 6,015
Summit Materials, 6.50%, 3/15/27  (4) 3,645 3,618
26,080
Cable Operators 6.9%
Altice Financing, 5.00%, 1/15/28  (4) 8,200 6,396
Altice Financing, 5.75%, 8/15/29  (4) 5,240 3,995
Altice France, 5.50%, 10/15/29  (4) 4,580 3,286
Altice France Holding, 6.00%,
2/15/28  (4) 15,045 7,372
Altice France Holding, 10.50%,
5/15/27  (4) 7,840 4,665
C&W Senior Financing, 6.875%,
9/15/27  (4) 4,400 3,789
CCO Holdings, 4.50%, 8/15/30  (4) 5,160 4,244
CCO Holdings, 4.50%, 6/1/33  (4) 7,160 5,442
CCO Holdings, 5.375%, 6/1/29  (4) 755 678
CCO Holdings, 6.375%, 9/1/29  (4) 17,100 15,903
CCO Holdings, 7.375%, 3/1/31  (4) 8,605 8,218
CSC Holdings, 5.75%, 1/15/30  (4) 5,945 2,601
CSC Holdings, 6.50%, 2/1/29  (4) 8,085 6,367
CSC Holdings, 7.50%, 4/1/28  (4)(7) 5,770 3,101

T. ROWE PRICE Institutional High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
DIRECTV Holdings, 5.875%,
8/15/27  (4) 3,140 2,755
DISH DBS, 5.125%, 6/1/29  3,775 1,699
DISH DBS, 5.25%, 12/1/26  (4) 2,720 2,149
DISH DBS, 5.75%, 12/1/28  (4) 3,885 2,807
DISH DBS, 7.375%, 7/1/28  3,005 1,502
DISH DBS, 7.75%, 7/1/26  5,990 3,399
DISH Network, 11.75%, 11/15/27  (4) 6,235 5,970
GCI, 4.75%, 10/15/28  (4) 3,800 3,216
LCPR Senior Secured Financing,
6.75%, 10/15/27  (4) 1,067 987
Radiate Holdco, 6.50%, 9/15/28  (4) 3,810 1,915
Vmed O2 U.K. Financing I, 4.75%,
7/15/31  (4) 11,335 9,323
111,779
Chemicals 1.6%
Avient, 7.125%, 8/1/30  (4) 3,805 3,843
Compass Minerals International,
6.75%, 12/1/27  (4) 575 548
CVR Partners, 6.125%, 6/15/28  (4) 5,395 4,700
GPD, 10.125%, 4/1/26  (4) 5,130 4,726
Methanex, 5.125%, 10/15/27  3,355 3,112
Methanex, 5.25%, 12/15/29  1,625 1,479
Methanex, 5.65%, 12/1/44  1,345 1,071
Tronox, 4.625%, 3/15/29  (4) 2,940 2,378
WR Grace Holdings, 5.625%,
8/15/29  (4) 4,680 3,890
25,747
Consumer Products 0.6%
Kontoor Brands, 4.125%, 11/15/29  (4) 2,235 1,883
Life Time, 5.75%, 1/15/26  (4) 3,431 3,328
Life Time, 8.00%, 4/15/26  (4) 2,145 2,107
Wolverine World Wide, 4.00%,
8/15/29  (4) 4,040 3,217
10,535
Container 1.9%
Ardagh Metal Packaging Finance USA,
4.00%, 9/1/29  (4) 6,545 5,130
Ardagh Metal Packaging Finance USA,
6.00%, 6/15/27  (4) 3,445 3,376
Ball, 6.00%, 6/15/29  6,550 6,533
Ball, 6.875%, 3/15/28  5,655 5,775
Sealed Air, 5.00%, 4/15/29  (4) 1,575 1,461
Sealed Air, 6.125%, 2/1/28  (4) 1,785 1,767
Sealed Air, 6.875%, 7/15/33  (4) 1,650 1,685
Trident TPI Holdings, 12.75%,
12/31/28  (4) 1,100 1,125
Trivium Packaging Finance, 8.50%,
8/15/27  (4) 4,505 4,235
31,087
Energy 11.5%
Aethon United BR, 8.25%, 2/15/26  (4) 3,345 3,232
AmeriGas Partners, 5.50%, 5/20/25  1,105 1,064
AmeriGas Partners, 9.375%, 6/1/28  (4) 1,290 1,290
Antero Resources, 7.625%, 2/1/29  (4) 795 807
Archrock Partners, 6.875%, 4/1/27  (4) 1,720 1,649
Chesapeake Energy, 6.75%,
4/15/29  (4) 7,425 7,249
CITGO Petroleum, 7.00%, 6/15/25  (4) 5,535 5,424
Par/Shares $ Value
(Amounts in 000s)
‡
Comstock Resources, 5.875%,
1/15/30  (4) 3,490 2,905
Comstock Resources, 6.75%,
3/1/29  (4) 2,430 2,132
Crescent Energy Finance, 7.25%,
5/1/26  (4) 7,075 6,580
Crescent Energy Finance, 9.25%,
2/15/28  (4) 1,635 1,578
Crestwood Midstream Partners,
6.00%, 2/1/29  (4) 1,350 1,245
Crestwood Midstream Partners,
7.375%, 2/1/31  (4) 3,165 3,102
DCP Midstream Operating, 6.75%,
9/15/37  (4) 3,955 4,143
DCP Midstream Operating, 8.125%,
8/16/30  3,795 4,228
Endeavor Energy Resources, 5.75%,
1/30/28  (4) 2,798 2,777
Ferrellgas, 5.375%, 4/1/26  (4) 3,955 3,579
Ferrellgas, 5.875%, 4/1/29  (4) 4,115 3,416
Gulfport Energy, 8.00%, 5/17/26  (4) 2,875 2,882
Hilcorp Energy I, 5.75%, 2/1/29  (4) 2,110 1,904
Hilcorp Energy I, 6.00%, 4/15/30  (4) 1,395 1,259
Hilcorp Energy I, 6.00%, 2/1/31  (4) 2,570 2,287
Hilcorp Energy I, 6.25%, 4/15/32  (4) 1,310 1,169
Kinetik Holdings, 5.875%, 6/15/30  (4) 8,620 8,163
Magnolia Oil & Gas Operating, 6.00%,
8/1/26  (4) 10,290 9,930
NGL Energy Operating, 7.50%,
2/1/26  (4) 6,800 6,486
NuStar Logistics, 5.625%, 4/28/27  1,950 1,853
NuStar Logistics, 5.75%, 10/1/25  4,435 4,335
Occidental Petroleum, 6.20%, 3/15/40  3,310 3,231
Occidental Petroleum, 6.375%, 9/1/28  1,860 1,914
Occidental Petroleum, 6.45%, 9/15/36  460 467
Occidental Petroleum, 6.625%, 9/1/30  1,730 1,801
Occidental Petroleum, 7.50%, 5/1/31  1,843 2,002
Occidental Petroleum, 7.875%,
9/15/31  1,180 1,302
Occidental Petroleum, 7.95%, 6/15/39  3,925 4,386
Occidental Petroleum, 8.50%, 7/15/27  2,520 2,759
Occidental Petroleum, 8.875%,
7/15/30  8,300 9,524
Petroleos Mexicanos, 6.625%, 6/15/35  4,425 2,993
Range Resources, 4.75%, 2/15/30  (4) 1,755 1,597
Range Resources, 8.25%, 1/15/29  1,520 1,579
Rockcliff Energy II, 5.50%, 10/15/29  (4) 2,115 1,935
Solaris Midstream Holdings, 7.625%,
4/1/26  (4) 2,080 2,018
Southwestern Energy, 4.75%, 2/1/32  2,765 2,392
Tallgrass Energy Partners, 6.00%,
3/1/27  (4) 1,885 1,767
Tallgrass Energy Partners, 6.00%,
12/31/30  (4) 4,320 3,737
Tallgrass Energy Partners, 6.00%,
9/1/31  (4) 4,175 3,570
Tallgrass Energy Partners, 7.50%,
10/1/25  (4) 3,445 3,441
Targa Resources Partners, 6.875%,
1/15/29  4,730 4,788

T. ROWE PRICE Institutional High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Transocean, 8.75%, 2/15/30  (4) 2,245 2,239
Venture Global Calcasieu Pass, 6.25%,
1/15/30  (4) 8,300 8,238
Venture Global LNG, 8.125%,
6/1/28  (4) 4,295 4,311
Venture Global LNG, 8.375%,
6/1/31  (4) 13,100 13,149
Vermilion Energy, 6.875%, 5/1/30  (4) 3,645 3,308
185,116
Entertainment & Leisure 5.0%
Carnival, 6.00%, 5/1/29  (4) 300 248
Carnival, 7.625%, 3/1/26  (4)(7) 11,680 11,067
Carnival, 10.50%, 6/1/30  (4) 3,430 3,430
CDI Escrow Issuer, 5.75%, 4/1/30  (4) 5,835 5,448
Cedar Fair, 5.25%, 7/15/29  2,550 2,346
Cedar Fair, 6.50%, 10/1/28  4,100 4,018
Cinemark USA, 5.25%, 7/15/28  (4) 8,235 7,206
Live Nation Entertainment, 4.75%,
10/15/27  (4) 3,895 3,603
Motion Finco, 7.375%, 6/15/30
(EUR)  (4) 2,245 2,385
NCL, 5.875%, 3/15/26  (4) 4,860 4,423
NCL, 5.875%, 2/15/27  (4) 2,145 2,032
NCL, 7.75%, 2/15/29  (4) 2,060 1,844
NCL Finance, 6.125%, 3/15/28  (4) 1,390 1,178
Royal Caribbean Cruises, 5.375%,
7/15/27  (4) 3,565 3,298
Royal Caribbean Cruises, 5.50%,
8/31/26  (4) 4,275 4,018
Royal Caribbean Cruises, 5.50%,
4/1/28  (4) 2,975 2,730
Royal Caribbean Cruises, 9.25%,
1/15/29  (4) 3,840 4,085
Royal Caribbean Cruises, 11.625%,
8/15/27  (4) 3,460 3,754
SeaWorld Parks & Entertainment,
5.25%, 8/15/29  (4) 6,445 5,768
Six Flags Entertainment, 5.50%,
4/15/27  (4) 4,280 4,045
Six Flags Entertainment, 7.25%,
5/15/31  (4) 3,220 3,095
80,021
Financial 7.9%
Acrisure, 7.00%, 11/15/25  (4) 5,185 4,906
Acrisure, 10.125%, 8/1/26  (4) 6,815 6,849
Alliant Holdings Intermediate, 5.875%,
11/1/29  (4) 2,170 1,855
Alliant Holdings Intermediate, 6.75%,
10/15/27  (4) 8,615 8,012
AmWINS Group, 4.875%, 6/30/29  (4) 1,920 1,714
Apollo Commercial Real Estate
Finance, 4.625%, 6/15/29  (4) 6,470 4,950
Cobra AcquisitionCo, 6.375%,
11/1/29  (4) 3,175 1,889
Enact Holdings, 6.50%, 8/15/25  (4) 10,310 10,104
GTCR AP Finance, 8.00%, 5/15/27  (4) 4,455 4,321
HUB International, 5.625%, 12/1/29  (4) 5,525 4,931
HUB International, 7.00%, 5/1/26  (4) 2,470 2,433
Icahn Enterprises, 6.25%, 5/15/26  3,185 2,787
Par/Shares $ Value
(Amounts in 000s)
‡
Jane Street Group, 4.50%,
11/15/29  (4) 3,350 2,856
Jones Deslauriers Insurance
Management, 8.50%, 3/15/30  (4) 4,725 4,719
LPL Holdings, 4.00%, 3/15/29  (4) 3,270 2,869
LPL Holdings, 4.375%, 5/15/31  (4) 525 456
Midcap Financial Issuer Trust, 5.625%,
1/15/30  (4) 3,145 2,461
Midcap Financial Issuer Trust, 6.50%,
5/1/28  (4) 6,000 5,265
Navient, 4.875%, 3/15/28  4,740 3,922
Navient, 5.00%, 3/15/27  5,800 5,039
Navient, 5.50%, 3/15/29  4,350 3,600
Navient, 6.75%, 6/15/26  1,825 1,727
Navient, 9.375%, 7/25/30  4,410 4,234
OneMain Finance, 3.50%, 1/15/27  2,050 1,704
OneMain Finance, 5.375%, 11/15/29  1,915 1,563
OneMain Finance, 6.625%, 1/15/28  4,885 4,427
OneMain Finance, 6.875%, 3/15/25  3,755 3,614
OneMain Finance, 7.125%, 3/15/26  1,300 1,243
PennyMac Financial Services, 4.25%,
2/15/29  (4) 5,340 4,279
PennyMac Financial Services, 5.375%,
10/15/25  (4) 2,500 2,319
PROG Holdings, 6.00%, 11/15/29  (4) 5,335 4,708
Ryan Specialty, 4.375%, 2/1/30  (4) 1,485 1,320
SLM, 4.20%, 10/29/25  2,265 2,070
Starwood Property Trust, 4.375%,
1/15/27  (4) 2,965 2,505
United Wholesale Mortgage, 5.50%,
4/15/29  (4) 2,095 1,749
United Wholesale Mortgage, 5.75%,
6/15/27  (4) 4,390 3,945
127,345
Food 0.8%
B&G Foods, 5.25%, 4/1/25  490 461
BellRing Brands, 7.00%, 3/15/30  (4) 3,825 3,863
Chobani, 7.50%, 4/15/25  (4) 3,240 3,216
Darling Ingredients, 6.00%, 6/15/30  (4) 4,180 4,112
Triton Water Holdings, 6.25%,
4/1/29  (4) 2,060 1,720
13,372
Forest Products 0.3%
Cascades, 5.375%, 1/15/28  (4) 2,715 2,525
Graphic Packaging International,
3.75%, 2/1/30  (4) 2,395 2,101
4,626
Gaming 4.5%
Caesars Entertainment, 7.00%,
2/15/30  (4) 3,270 3,266
Caesars Entertainment, 8.125%,
7/1/27  (4) 11,655 11,874
Churchill Downs, 6.75%, 5/1/31  (4) 3,535 3,486
Cirsa Finance International, 4.50%,
3/15/27 (EUR)  (4) 1,785 1,733
Cirsa Finance International, 10.375%,
11/30/27 (EUR)  (4) 605 695
International Game Technology, 5.25%,
1/15/29  (4) 5,805 5,493

T. ROWE PRICE Institutional High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
International Game Technology, 6.25%,
1/15/27  (4) 5,400 5,386
Lottomatica, 7.125%, 6/1/28 (EUR)  (4) 780 839
MGM China Holdings, 4.75%,
2/1/27  (4) 2,570 2,287
MGM Growth Properties Operating
Partnership, 3.875%, 2/15/29  (4) 3,700 3,302
MGM Growth Properties Operating
Partnership, 5.75%, 2/1/27  1,905 1,874
Midwest Gaming Borrower, 4.875%,
5/1/29  (4) 3,215 2,833
Playtika Holding, 4.25%, 3/15/29  (4) 2,985 2,526
Scientific Games Holdings, 6.625%,
3/1/30  (4) 3,605 3,163
Scientific Games International, 7.00%,
5/15/28  (4) 1,145 1,131
Scientific Games International, 7.25%,
11/15/29  (4) 9,290 9,232
Wynn Macau, 5.50%, 1/15/26  (4) 5,130 4,698
Wynn Macau, 5.50%, 10/1/27  (4) 6,115 5,313
Wynn Resorts Finance, 5.125%,
10/1/29  (4) 4,445 3,956
Wynn Resorts Finance, 7.125%,
2/15/31  (4) 140 139
73,226
Health Care 6.7%
AdaptHealth, 5.125%, 3/1/30  (4) 4,565 3,526
AthenaHealth, 6.50%, 2/15/30  (4) 7,950 6,519
Avantor Funding, 4.625%, 7/15/28  (4) 8,930 8,249
Bausch Health Americas, 9.25%,
4/1/26  (4) 1,955 1,613
Catalent Pharma Solutions, 5.00%,
7/15/27  (4) 615 558
CHS, 5.25%, 5/15/30  (4) 5,215 3,898
CHS, 6.00%, 1/15/29  (4) 3,015 2,427
CHS, 6.125%, 4/1/30  (4) 7,830 4,228
CHS, 6.875%, 4/15/29  (4) 2,415 1,352
CHS, 8.00%, 12/15/27  (4) 6,040 5,572
DaVita, 4.625%, 6/1/30  (4) 5,840 4,993
IQVIA, 6.50%, 5/15/30  (4) 1,700 1,721
Legacy LifePoint Health, 6.75%,
4/15/25  (4) 2,445 2,170
Medline Borrower, 5.25%, 10/1/29  (4) 5,655 4,835
Molina Healthcare, 4.375%,
6/15/28  (4) 3,455 3,161
Organon, 5.125%, 4/30/31  (4) 4,630 3,930
Select Medical, 6.25%, 8/15/26  (4) 4,780 4,649
Tenet Healthcare, 4.375%, 1/15/30  4,600 4,094
Tenet Healthcare, 6.125%, 10/1/28  12,175 11,536
Tenet Healthcare, 6.125%, 6/15/30  (4) 4,730 4,564
Tenet Healthcare, 6.75%, 5/15/31  (4) 2,580 2,574
Tenet Healthcare, 6.875%, 11/15/31  1,525 1,472
Teva Pharmaceutical Finance
Netherlands III, 4.75%, 5/9/27  3,725 3,418
Teva Pharmaceutical Finance
Netherlands III, 5.125%, 5/9/29  7,885 7,057
Teva Pharmaceutical Finance
Netherlands III, 6.75%, 3/1/28  4,015 3,925
Teva Pharmaceutical Finance
Netherlands III, 7.875%, 9/15/29  2,430 2,491
Par/Shares $ Value
(Amounts in 000s)
‡
Teva Pharmaceutical Finance
Netherlands III, 8.125%, 9/15/31  3,085 3,201
107,733
Information Technology 4.6%
Boxer Parent, 7.125%, 10/2/25  (4) 2,035 2,045
Boxer Parent, 9.125%, 3/1/26  (4) 2,525 2,462
Capstone Borrower, 8.00%,
6/15/30  (4) 2,985 2,936
Central Parent, 7.25%, 6/15/29  (4) 12,000 11,730
Cloud Software Group, 6.50%,
3/31/29  (4) 3,730 3,301
Cloud Software Group, 9.00%,
9/30/29  (4) 3,005 2,547
Entegris Escrow, 5.95%, 6/15/30  (4) 12,410 11,960
Gen Digital, 6.75%, 9/30/27  (4) 4,975 4,969
Gen Digital, 7.125%, 9/30/30  (4)(7) 4,100 4,090
Go Daddy Operating, 5.25%,
12/1/27  (4) 1,690 1,618
Match Group Holdings II, 3.625%,
10/1/31  (4) 3,185 2,592
Match Group Holdings II, 4.125%,
8/1/30  (4) 5,845 4,924
Match Group Holdings II, 4.625%,
6/1/28  (4) 1,935 1,766
Match Group Holdings II, 5.00%,
12/15/27  (4) 1,965 1,852
Match Group Holdings II, 5.625%,
2/15/29  (4) 995 934
McAfee, 7.375%, 2/15/30  (4) 3,970 3,330
ROBLOX, 3.875%, 5/1/30  (4) 2,815 2,410
Twilio, 3.875%, 3/15/31  3,025 2,556
Viavi Solutions, 3.75%, 10/1/29  (4) 1,615 1,363
ZipRecruiter, 5.00%, 1/15/30  (4) 1,510 1,270
ZoomInfo Technologies, 3.875%,
2/1/29  (4) 3,525 3,054
73,709
Lodging 0.7%
Hilton Domestic Operating, 4.00%,
5/1/31  (4) 3,995 3,451
Park Intermediate Holdings, 4.875%,
5/15/29  (4) 2,415 2,071
Park Intermediate Holdings, 5.875%,
10/1/28  (4) 1,900 1,731
RHP Hotel Properties, 4.50%,
2/15/29  (4) 3,875 3,424
10,677
Manufacturing 1.6%
Emerald Debt Merger Sub, 6.625%,
12/15/30  (4) 3,300 3,271
Gates Global, 6.25%, 1/15/26  (4) 2,670 2,617
Hillenbrand, 3.75%, 3/1/31  2,270 1,895
Hillenbrand, 5.00%, 9/15/26  90 87
Madison IAQ, 4.125%, 6/30/28  (4) 4,840 4,174
Madison IAQ, 5.875%, 6/30/29  (4) 2,775 2,109
Mueller Water Products, 4.00%,
6/15/29  (4) 3,925 3,508
Sensata Technologies, 4.00%,
4/15/29  (4) 3,725 3,311
Sensata Technologies, 5.875%,
9/1/30  (4) 3,655 3,536

T. ROWE PRICE Institutional High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Stevens Holding, 6.125%, 10/1/26  (4) 1,670 1,691
26,199
Metals & Mining 1.9%
Alcoa Nederland Holding, 6.125%,
5/15/28  (4) 3,290 3,228
ATI, 5.125%, 10/1/31  1,970 1,734
Big River Steel, 6.625%, 1/31/29  (4) 4,464 4,431
ERO Copper, 6.50%, 2/15/30  (4) 1,975 1,710
FMG Resources, 4.50%, 9/15/27  (4) 2,855 2,698
FMG Resources, 5.875%, 4/15/30  (4) 2,800 2,643
Hecla Mining, 7.25%, 2/15/28  7,414 7,284
Hudbay Minerals, 6.125%, 4/1/29  (4) 3,455 3,107
Novelis, 4.75%, 1/30/30  (4) 3,725 3,306
30,141
Other Telecommunications 0.2%
Embarq, 7.995%, 6/1/36  2,620 1,297
Level 3 Financing, 3.75%, 7/15/29  (4) 3,260 1,744
3,041
Real Estate Investment Trust
Securities 0.8%
Kilroy Realty, 3.45%, 12/15/24  530 505
Necessity Retail, 4.50%, 9/30/28  (4) 6,090 4,446
Service Properties Trust, 4.35%,
10/1/24  4,185 4,018
Service Properties Trust, 7.50%,
9/15/25  3,670 3,596
12,565
Restaurants 0.7%
Dave & Buster's, 7.625%, 11/1/25  (4) 3,900 3,949
Yum! Brands, 5.35%, 11/1/43  3,890 3,409
Yum! Brands, 6.875%, 11/15/37  3,515 3,708
11,066
Retail 1.7%
At Home Cayman, 11.50%, 5/12/28  (4) 938 919
At Home Group, 4.875%, 7/15/28  (4) 1,451 827
At Home Group, 7.125%, 5/12/28,
(7.125% Cash or 8.625% PIK)  (4)(8) 1,934 1,826
Bath & Body Works, 6.625%,
10/1/30  (4) 8,410 8,021
Bath & Body Works, 6.694%, 1/15/27  350 352
Bath & Body Works, 6.95%, 3/1/33  1,718 1,535
Bath & Body Works, 7.50%, 6/15/29  2,115 2,134
Linens 'n Things, VR, EC, 8.338%,
1/15/20  (2)(3) 1,050 —
LSF9 Atlantis Holdings, 7.75%,
2/15/26  (4) 3,970 3,677
PetSmart, 4.75%, 2/15/28  (4) 675 625
PetSmart, 7.75%, 2/15/29  (4) 4,915 4,768
QVC, 4.45%, 2/15/25  3,930 3,341
28,025
Satellites 1.3%
Connect Finco, 6.75%, 10/1/26  (4) 6,000 5,790
Hughes Satellite Systems, 6.625%,
8/1/26  6,830 6,292
Intelsat Jackson Holdings, 6.50%,
3/15/30  (4) 2,575 2,372
Telesat Canada, 6.50%, 10/15/27  (4) 3,075 1,353
Viasat, 5.625%, 4/15/27  (4) 5,870 5,489
21,296
Par/Shares $ Value
(Amounts in 000s)
‡
Services 6.2%
Adtalem Global Education, 5.50%,
3/1/28  (4) 2,888 2,686
Advantage Sales & Marketing, 6.50%,
11/15/28  (4) 2,881 2,409
Albion Financing 1, 6.125%,
10/15/26  (4) 4,240 3,795
Albion Financing 2, 8.75%, 4/15/27  (4) 1,845 1,577
Allied Universal Holdco, 6.00%,
6/1/29  (4) 2,895 2,142
Allied Universal Holdco, 9.75%,
7/15/27  (4) 7,940 6,908
Clarivate Science Holdings, 4.875%,
7/1/29  (4) 2,890 2,471
eG Global Finance, 6.25%, 10/30/25
(EUR)  170 175
eG Global Finance, 6.75%, 2/7/25  (4) 5,000 4,794
eG Global Finance, 8.50%,
10/30/25  (4) 4,605 4,432
Fair Isaac, 4.00%, 6/15/28  (4) 4,680 4,300
Gartner, 3.625%, 6/15/29  (4) 6,765 6,004
Gartner, 4.50%, 7/1/28  (4) 1,160 1,092
H&E Equipment Services, 3.875%,
12/15/28  (4) 8,265 7,067
IPD 3, 5.50%, 12/1/25 (EUR)  (4) 845 885
Itelyum Regeneration, 4.625%,
10/1/26 (EUR)  (4) 530 518
MSCI, 3.25%, 8/15/33  (4) 5,795 4,585
MSCI, 4.00%, 11/15/29  (4) 2,335 2,096
Presidio Holdings, 8.25%, 2/1/28  (4) 4,470 4,112
Prime Security Services Borrower,
5.75%, 4/15/26  (4) 2,945 2,875
Prime Security Services Borrower,
6.25%, 1/15/28  (4) 4,790 4,389
Ritchie Bros Holdings, 6.75%,
3/15/28  (4) 1,730 1,752
Ritchie Bros Holdings, 7.75%,
3/15/31  (4) 2,345 2,442
Sabre GLBL, 7.375%, 9/1/25  (4) 2,185 1,857
Sabre GLBL, 9.25%, 4/15/25  (4) 1,395 1,332
Sabre GLBL, 11.25%, 12/15/27  (4) 1,410 1,084
Staples, 7.50%, 4/15/26  (4) 4,500 3,701
Staples, 10.75%, 4/15/27  (4) 2,110 1,287
TK Elevator Holdco, 7.625%,
7/15/28  (4) 7,193 6,303
TK Elevator U.S. Newco, 5.25%,
7/15/27  (4) 6,760 6,202
United Rentals North America, 3.75%,
1/15/32  1,630 1,365
United Rentals North America, 3.875%,
2/15/31  3,405 2,924
99,561
Supermarkets 0.6%
Albertsons, 4.875%, 2/15/30  (4) 2,690 2,488
Iceland Bondco, 4.625%, 3/15/25
(GBP)  (7) 3,000 3,386
New Albertsons, 7.45%, 8/1/29  865 884
United Natural Foods, 6.75%,
10/15/28  (4) 3,095 2,882
9,640

T. ROWE PRICE Institutional High Yield Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Transportation 0.3%
Watco, 6.50%, 6/15/27  (4) 4,730 4,529
4,529
Utilities 4.0%
Calpine, 4.50%, 2/15/28  (4) 2,020 1,838
Calpine, 5.00%, 2/1/31  (4) 4,370 3,529
Calpine, 5.125%, 3/15/28  (4) 5,570 4,985
NextEra Energy Operating Partners,
4.25%, 9/15/24  (4) 324 309
NextEra Energy Operating Partners,
4.50%, 9/15/27  (4) 1,615 1,504
Pattern Energy Operations, 4.50%,
8/15/28  (4) 840 762
PG&E, 5.00%, 7/1/28  7,115 6,564
PG&E, 5.25%, 7/1/30  6,355 5,719
Pike, 5.50%, 9/1/28  (4) 2,340 2,086
Talen Energy Supply, 8.625%,
6/1/30  (4) 3,610 3,682
Terraform Global Operating, 6.125%,
3/1/26  (4) 3,955 3,836
TerraForm Power Operating, 5.00%,
1/31/28  (4) 3,910 3,661
TransAlta, 7.75%, 11/15/29  1,215 1,259
Vistra, VR, 7.00%  (4)(5)(9) 6,950 6,099
Vistra, VR, 8.00%  (4)(5)(9) 8,825 8,229
Vistra Operations, 4.375%, 5/1/29  (4) 11,345 9,899
63,961
Wireless Communications 0.3%
Iliad Holding SASU, 6.50%,
10/15/26  (4) 5,705 5,363
5,363
Total Corporate Bonds (Cost
$1,622,450) 1,465,113
MUNICIPAL SECURITIES 0.3%
Puerto Rico 0.3%
Puerto Rico Commonwealth, GO, VR,
11/1/43  (10) 10,988 5,356
Total Municipal Securities (Cost
$5,926) 5,356
Par/Shares $ Value
(Amounts in 000s)
‡
SHORT-TERM INVESTMENTS 0.0%
Money Market Funds 0.0%
T. Rowe Price Government Reserve
Fund, 5.11%  (11)(12) 50 50
Total Short-Term Investments (Cost
$50) 50
SECURITIES LENDING COLLATERAL 0.3%
INVESTMENTS IN A POOLED
ACCOUNT THROUGH SECURITIES
LENDING PROGRAM WITH
JPMORGAN CHASE BANK 0.2%
Money Market Funds 0.2%
T. Rowe Price Government Reserve
Fund, 5.11%  (11)(12) 3,254 3,253
Total Investments in a Pooled
Account through Securities Lending
Program with JPMorgan Chase Bank 3,253
INVESTMENTS IN A POOLED
ACCOUNT THROUGH SECURITIES
LENDING PROGRAM WITH STATE
STREET BANK AND TRUST
COMPANY 0.1%
Money Market Funds 0.1%
T. Rowe Price Government Reserve
Fund, 5.11%  (11)(12) 2,253 2,253
Total Investments in a Pooled
Account through Securities Lending
Program with State Street Bank and
Trust Company 2,253
Total Securities Lending Collateral
(Cost $5,506) 5,506
Total Investments in Securities
98.2% of Net Assets
(Cost $1,750,628) $ 1,583,721
‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(2) See Note 2. Level 3 in fair value hierarchy.
(3) Non-income producing
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $1,165,727 and represents
72.3% of net assets.
(5) Perpetual security with no stated maturity date.
(6) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules
("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities.
Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding
144A holdings) at period end amounts to $2,062 and represents 0.1% of net assets.

T. ROWE PRICE Institutional High Yield Fund

.
(7) See Note 4 . All or a portion of this security is on loan at May 31, 2023.
(8) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(9) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate.
Reference rate and spread are provided if the rate is currently floating.
(10) Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the
Oversight Board’s Certified Fiscal Plan.
(11) Seven-day yield
(12) Affiliated Companies
1M TSFR One month term SOFR (Secured overnight financing rate)
1M USD LIBOR One month USD LIBOR (London interbank offered rate)
3M TSFR Three month term SOFR (Secured overnight financing rate)
3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
6M USD LIBOR Six month USD LIBOR (London interbank offered rate)
EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR Euro
FRN Floating Rate Note
GBP British Pound
GO General Obligation
PIK Payment-in-kind
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE Institutional High Yield Fund

(Amounts in 000s)
SWAPS (0.0)%
Description
Notional
Amount $ Value
Initial
$ Value
Unrealized
$ Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.0)%
Credit Default Swaps, Protection Sold (0.0)%
Protection Sold (Relevant Credit: CHS/Community Health Systems, Caa3*), Receive 5.00%
Quarterly, Pay upon credit default, 12/20/26 * 2,184 (678) (87) (591)
Protection Sold (Relevant Credit: Markit CDX.NA.HY-S39, 5 Year Index), Receive 5.00%
Quarterly, Pay upon credit default, 12/20/27 7,821 200 131 69
Total Centrally Cleared Credit Default Swaps, Protection Sold (522)
Total Centrally Cleared Swaps (522)
Net payments (receipts) of variation margin to date 509
Variation margin receivable (payable) on centrally cleared swaps $ (13)
*
Credit ratings as of May 31, 2023. Ratings shown are from Moody’s Investors Service and if Moody’s does not rate a security, then Standard & Poor’s
(S&P) is used. Fitch is used for securities that are not rated by either Moody’s or S&P.

T. ROWE PRICE Institutional High Yield Fund

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS
Counterparty Settlement Receive Deliver
Unrealized
Gain/(Loss)
BNP Paribas 8/25/23 USD 3,999 EUR 3,654 $ 74
HSBC Bank 7/21/23 USD 4,374 GBP 3,510 4
HSBC Bank 8/25/23 USD 3,769 EUR 3,482 28
JPMorgan Chase 8/25/23 USD 841 EUR 780 3
Net unrealized gain (loss) on open forward
currency exchange contracts $ 109

T. ROWE PRICE Institutional High Yield Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 5.11% $ — $ — $ 622++
Totals $ —# $ — $ 622+
Supplementary Investment Schedule
Affiliate
Value
05/31/22
Purchase
Cost
Sales
Cost
Value
05/31/23
T. Rowe Price Government Reserve Fund, 5.11% $ 25,820  ¤   ¤ $ 5,556
Total $ 5,556^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4 .
+ Investment income comprised $622 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $5,556.

T. ROWE PRICE Institutional High Yield Fund
May 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Assets
Investments in securities, at value (cost $1,750,628) $ 1,583,721
Interest and dividends receivable 26,899
Receivable for investment securities sold 9,357
Cash 4,072
Cash deposits on centrally cleared swaps 1,593
Receivable for shares sold 176
Unrealized gain on forward currency exchange contracts 109
Foreign currency (cost $1) 1
Other assets 51
Total assets 1,625,979
Liabilities
Payable for investment securities purchased 6,572
Obligation to return securities lending collateral 5,506
Investment management and administrative fees payable 816
Payable for shares redeemed 712
Variation margin payable on centrally cleared swaps 13
Other liabilities 328
Total liabilities 13,947
NET ASSETS $ 1,612,032
Net Assets Consist of:
Total distributable earnings (loss) $ (419,354)
Paid-in capital applicable to 217,283,862 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the
Corporation authorized 2,031,386
NET ASSETS $ 1,612,032
NET ASSET VALUE PER SHARE
Institutional Class
(Net assets: $1,612,032; Shares outstanding: 217,283,862) $ 7.42

T. ROWE PRICE Institutional High Yield Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
5/31/23
Investment Income (Loss)
Income
    Interest $ 111,708
Dividend 1,774
Securities lending 42
Total income 113,524
Expenses
Investment management and administrative expense 8,165
Miscellaneous 8
Waived / paid by Price Associates (110)
Net expenses 8,063
Net investment income 105,461
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (67,420)
Swaps 1,472
Options written 242
Forward currency exchange contracts 283
Foreign currency transactions 57
Net realized loss (65,366)
Change in net unrealized gain / loss
Securities (44,496)
Swaps (329)
Forward currency exchange contracts 41
Other assets and liabilities denominated in foreign currencies 27
Change in net unrealized gain / loss (44,757)
Net realized and unrealized gain / loss (110,123)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (4,662)

T. ROWE PRICE Institutional High Yield Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . . . .
5/31/23 5/31/22
Increase (Decrease) in Net Assets
Operations
Net investment income $ 105,461 $ 105,965
Net realized gain (loss) (65,366) 17,850
Change in net unrealized gain / loss (44,757) (218,372)
Decrease in net assets from operations (4,662) (94,557)
Distributions to shareholders
Net earnings
Institutional Class (109,614) (102,382)
Z Class (1,488) (4,918)
Decrease in net assets from distributions (111,102) (107,300)
Capital share transactions
*
Shares sold
Institutional Class 207,087 218,996
Z Class 9 –
Distributions reinvested
Institutional Class 106,382 100,064
Z Class 1,278 4,918
Shares redeemed
Institutional Class (312,455) (362,222)
Z Class (45,457) (56,000)
Decrease in net assets from capital share transactions (43,156) (94,244)
Net Assets
Decrease during period (158,920) (296,101)
Beginning of period 1,770,952 2,067,053
End of period $ 1,612,032 $ 1,770,952
*Share information (000s)
Shares sold
Institutional Class 27,698 25,240
Distributions reinvested
Institutional Class 14,261 11,644
Z Class 173 567
Shares redeemed
Institutional Class (41,686) (42,153)
Z Class (6,116) (6,492)
Decrease in shares outstanding (5,670) (11,194)

T. ROWE PRICE Institutional High Yield Fund

NOTES TO FINANCIAL STATEMENTS
T. Rowe Price Institutional Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the
1940 Act). The Institutional High Yield Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares:
the Institutional High Yield Fund (Institutional Class) and the Institutional High Yield Fund–Z Class (Z Class). The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. As a result of a full redemption, as of May 31, 2023, there were no investors in the Z Class. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting
Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions  Investment transactions are accounted for on the trade date basis.
Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared by each class daily and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value
(NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value
Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15,
2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial statements.

T. ROWE PRICE Institutional High Yield Fund

The FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the
Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR),
and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown;
however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC)
market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC
Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

T. ROWE PRICE Institutional High Yield Fund

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation
Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity;
or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the
Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended May 31, 2023, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Fixed Income Securities
1
$ — $ 7,767 $ — $ 7,767
Bank Loans — 79,825 1,519 81,344
Common Stocks 11,216 — — 11,216
Convertible Preferred Stocks — 10,663 2,062 12,725
Corporate Bonds — 1,465,113 — 1,465,113
Short-Term Investments 50 — — 50
Securities Lending Collateral 5,506 — — 5,506
Total Securities 16,772 1,563,368 3,581 1,583,721
Swaps* — 69 — 69
Forward Currency Exchange Contracts — 109 — 109
Total $ 16,772 $ 1,563,546 $ 3,581 $ 1,583,899
Liabilities
Swaps* $ — $ 591 $ — $ 591
1
Includes Convertible Bonds and Municipal Securities.
* The fair value presented includes cumulative gain (loss) on centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE Institutional High Yield Fund

and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2023, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31,
2023, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s) Location on Statement of
Assets and Liabilities Fair Value*
Assets
Foreign exchange derivatives Forwards $ 109
Credit derivatives Centrally Cleared Swaps 69
*
Total $ 178
*
Liabilities
Credit derivatives Centrally Cleared Swaps $ 591
Total $ 591
* The fair value presented includes cumulative gain (loss) on centrally cleared swaps; however, the value reflected on the accompanying
Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.
($000s)
Location of Gain (Loss) on Statement of Operations
Options
Written
Forward
Currency
Exchange
Contracts Swaps Total
Realized Gain (Loss)
Foreign exchange derivatives $ — $ 283 $ — $ 283
Credit derivatives 242 — 1,472 1,714
Total $ 242 $ 283 $ 1,472 $ 1,997
Change in Unrealized
Gain (Loss)
Foreign exchange derivatives $ — $ 41 $ — $ 41
Credit derivatives — — (329) (329)
Total $ — $ 41 $ (329) $ (288)

T. ROWE PRICE Institutional High Yield Fund

Counterparty Risk and Collateral  The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of
International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled.
ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted
in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31,
2023, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of May 31, 2023, cash of $1,593,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.
Forward Currency Exchange Contracts  The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31,
2023, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Options   The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and

T. ROWE PRICE Institutional High Yield Fund

options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets;
trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements;
movements in the underlying asset values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended May 31, 2023, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets.
Swaps  The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities;
to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of
May 31, 2023, the notional amount of protection sold by the fund totaled $10,005,000 (0.6% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended May 31, 2023, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

T. ROWE PRICE Institutional High Yield Fund

Noninvestment-Grade Debt  The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-
grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans  The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders.
Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none)
and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition  The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates
(IBOR). There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined.
The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated
maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs.
In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2023, the value of loaned securities was $5,214,000; the value of cash collateral and related investments was $5,506,000.

T. ROWE PRICE Institutional High Yield Fund

Other  Purchases and sales of portfolio securities other than short-term securities aggregated $485,207,000 and $518,441,000, respectively, for the year ended May 31, 2023.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to the character of market discount at time of sale and differences between book/tax amortization policies.
The tax character of distributions paid for the periods presented was as follows:
At May 31, 2023, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
At May 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards and straddle deferrals. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
($000s)
May 31,
2023
May 31,
2022
Ordinary income (including short-term capital gains, if any) $ 111,102 $ 107,300
($000s)
Cost of investments $ 1,750,172
Unrealized appreciation $ 11,435
Unrealized depreciation (177,823)
Net unrealized appreciation (depreciation) $ (166,388)
($000s)
Undistributed ordinary income $ 1,915
Net unrealized appreciation (depreciation) (166,388)
Loss carryforwards and deferrals (254,881)
Total distributable earnings (loss) $ (419,354)

T. ROWE PRICE Institutional High Yield Fund

NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc.
(Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-
inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest expense; expenses related to borrowing, taxes, and brokerage; or nonrecurring, extraordinary expenses.
The Z Class is subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the
Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and
acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2023 as indicated in the table below. At May 31, 2023, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31,
2023, approximately 26% of the Institutional Class's outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The
Price Reserve Funds pay no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on
Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
Z Class
Expense limitation/I Class Limit 0.00%
Expense limitation date N/A
(Waived)/repaid during the period ($000s) $(110)

T. ROWE PRICE Institutional High Yield Fund

In March 2023, the collapse of some US regional and global banks as well as overall concerns around the soundness and stability of the global banking sector has sparked concerns of a broader financial crisis impacting the overall global banking sector. In certain cases, government agencies have assumed control or otherwise intervened in the operations of certain banks due to liquidity and solvency concerns. The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Institutional High Yield Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of T. Rowe Price Institutional Income Funds, Inc.
and Shareholders of T. Rowe Price Institutional High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price
Institutional High Yield Fund (one of the funds constituting T. Rowe Price Institutional Income Funds, Inc., referred to hereafter as the
"Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2023
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE Institutional High Yield Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included $2,581,000 from short-term capital gains.
For taxable non-corporate shareholders, $610,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $588,000 of the fund's income qualifies for the dividends-received deduction.
For shareholders subject to interest expense deduction limitation under Section 163(j), $103,834,000 of the fund’s income qualifies as a
Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the
SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following
Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe
Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.”
Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Institutional High Yield Fund

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract)
between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 6–7, 2023
(Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the
Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The
Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the T. Rowe Price funds. In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and peer groups of funds with similar investment programs for various periods through December 31,
2022. Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2022, which ranked the returns of the fund for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of mutual fund data. In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance. The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups. The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the Meeting, supported the
Board’s approval of the continuation of the Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted
that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a

T. ROWE PRICE Institutional High Yield Fund

fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group)
and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (each of which reflect the fund’s all-inclusive management fee rate) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense
Group); the fund’s actual management fee rate ranked in the second quintile (Expense Group) and third quintile (Expense Universe); and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the
Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the
United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory
Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE Institutional High Yield Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.
The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates, Inc. (T. Rowe
Price), and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of
Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
INTERESTED  DIRECTORS
(a)
Name (Year of Birth)
Year Elected [Number of
T. Rowe Price Portfolios
Overseen]
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
Teresa Bryce Bazemore (1959)
2018 [210]
President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); Chief
Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to
2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh
(2017 to 2019)
Melody Bianchetto (1966)
2023 [210]
Advisory Board Member; Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan (1951)
2013 [210]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chair of the Board (2016 to 2020)
and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Member,
Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council
Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston Properties (2016 to
present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. (1952)
2013 [210]
Chair of the Board, all funds (July 2018 to present)
Paul F. McBride (1956)
2013 [210]
Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Mark J. Parrell (1966)
2023 [210]
Advisory Board Member; Board of Trustees Member and Chief Executive Officer (2019 to present), President
(2018 to present), Executive Vice President and Chief Financial Officer (2007 to 2018), and Senior Vice President
and Treasurer (2005 to 2007), EQR; Member and Chair, Nareit Dividends Through Diversity, Equity & Inclusion
CEO Council, Nareit 2021 Audit and Investment Committee (2021); Advisory Board, Ross Business School at
University of Michigan (2015 to 2016); Member and Chair of the Finance Committee, National Multifamily Housing
Council (2015 to 2016); Member, Economic Club of Chicago; Director, Brookdale Senior Living, Inc. (2015 to
2017); Director, Aviv REIT, Inc. (2013 to 2015); Director, Real Estate Roundtable (July 2021 to present) and the
2022 Executive Board Nareit (November 2021 to present); Board of Directors and Chair of the Finance Committee,
Greater Chicago Food Depository (July 2017 to present)
Kellye L. Walker (1966)
2021 [210]
Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive
Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March 2020); Director,
Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Year Elected [Number of T. Rowe
Price Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
David Oestreicher (1967)
2018 [210]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment
Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price
International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and
T. Rowe Price Singapore (Price Singapore); General Counsel, Vice President, and Secretary, T. Rowe Price Group,
Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Principal
Executive Officer and Executive Vice President, all funds

T. ROWE PRICE Institutional High Yield Fund

OFFICERS
Name (Year of Birth)
Year Elected [Number of T. Rowe
Price Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
Eric L. Veiel, CFA (1972)
2022 [210]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust
Company; Vice President, Global Funds
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Position Held With Institutional Income Funds  Principal Occupation(s)
Jason A. Bauer (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Steven E. Boothe, CFA (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President, T. Rowe Price and Price
Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments LLC and AST Investment
Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to 2022); Vice President and
Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019)
Michael F. Connelly, CFA (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Michael Patrick Daley (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Amit Deshpande, CFA, FRM (1972)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and Treasurer
Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
Stephen M. Finamore, CFA (1976)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Justin T. Gerbereux, CFA (1975)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management, T. Rowe Price, Price
International, and T. Rowe Price Trust Company
Michael J. Grogan, CFA (1971)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director, Invesco Ltd. (to 2021);
Vice President, Oppenheimer Funds, Inc. (to 2019)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Michael Lambe, CFA (1977)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Robert M. Larkins, CFA (1973)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Institutional High Yield Fund

Name (Year of Birth)
Position Held With Institutional Income Funds  Principal Occupation(s)
Yongheon Lee (1975)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Paul M. Massaro, CFA (1975)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Andrew C. McCormick (1960)
President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Michael J. McGonigle (1966)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Samy B. Muaddi, CFA (1984)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Alexander S. Obaza (1981)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Miso Park, CFA (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Investment Services, Inc., and T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Rodney M. Rayburn, CFA (1970)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Theodore E. Robson, CFA (1965)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Brian A. Rubin, CPA (1974)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Jeanny Silva (1975)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Robert D. Thomas (1971)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Michael J. Trivino (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Wesley Ross Trowbridge (1987)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Lauren T. Wagandt (1984)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice President, Price Investment
Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company
Bineesha Wickremarachchi, CFA (1980)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Rebecca Willey  (1987)
Vice President
Vice President, T. Rowe Price
James Woodward, CFA (1974)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202307-2916526 E137-050 7/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$45,097	$41,169
Audit-Related Fees	-	-
Tax Fees	-	2,381
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,521,000 and $2,959,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2023